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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 12, 2001

                           BIOTRANSPLANT INCORPORATED

             (Exact name of registrant as specified in its charter)

         DELAWARE                        000-28324                04-3119555
--------------------------------   -----------------------   -------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                              02129
---------------------------------                                 --------------
  (Address of principal executive                                    (Zip Code)
              offices)

       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
               --------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On March 12, 2001, BioTransplant Incorporated issued a press release announcing its operating results for the fourth quarter and fiscal year ended December 31, 2000. See the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)   Exhibits.

        See Exhibit Index attached hereto.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2001                       BIOTRANSPLANT INCORPORATED
                                           By: /s/ Richard V. Capasso
                                           -------------------------------------
                                           Richard V. Capasso
                                           Vice President, Finance and Treasurer
                                  3


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                                  EXHIBIT INDEX

EXHIBIT NO.                         EXHIBIT

Exhibit 99.1                        Press release dated March 12, 2001

                                        4